UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 27, 2013

WORTHINGTON INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8399	31-1189815

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio	43085

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                   (614) 438-3210

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                   Results of Operations and Financial Condition.

Management of Worthington Industries, Inc. (the “Registrant”) conducted a conference call on June 27, 2013 beginning at approximately 1:30 p.m., Eastern Daylight Time, to discuss the Registrant’s unaudited financial results for the fourth quarter of fiscal 2013 (the fiscal quarter ended May 31, 2013).  Additionally, the Registrant’s management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their markets for the coming months.  A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 and Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

In the conference call, management referred to earnings per share excluding restructuring and impairment charges.  This represents a non-GAAP financial measure and is used by management as a measure of operating performance.  Earnings per share excluding restructuring and impairment charges is calculated by adding the after tax impact of impairment of long-lived assets, restructuring and other expense, joint venture transactions and non-recurring charges within equity in net income of unconsolidated affiliates (equity income) to net earnings attributable to controlling interest, and dividing the result by the average diluted common shares for the period.  The difference between the GAAP-based measure of earnings per share (EPS) attributable to controlling interest of $1.91 and the earnings per share excluding restructuring and impairment charges financial measure of $2.08 for the fiscal year ended May 31, 2013, as mentioned in the conference call, is outlined below.

Diluted EPS attributable to controlling interest	$1.91
Impairment of long-lived assets	0.06
Restructuring and other expense	0.03
Joint venture transactions	(0.01)
Non-recurring charges in equity in net income of unconsolidated affiliates	0.08
Adjusted diluted EPS attributable to controlling interest 2	$2.08

2 The sum of the components do not equal the total due to rounding

Item 5.02.                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Base Salary and Short-Term Incentive Compensation for Named Executive Officers.

The Compensation and Stock Option Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Registrant approved, effective June 28, 2013, the following base salaries and short-term incentive compensation awards for the twelve-month performance period ending May 31, 2014, for the named executive officers identified below.

		Short-Term Incentive Compensation Awards for the Period ending May 31, 2014(i):
Name	Annual Base Salary ($)(ii)	Threshold ($)	Target($)	Maximum($)
John P. McConnell	625,000	430,000	860,000	1,720,000
B. Andrew Rose	464,000	244,500	489,000	978,000
Mark A. Russell	515,000	309,000	618,000	1,236,000
Virgil L. Winland	334,000	181,000	362,000	724,000
Andrew J. Billman	390,000	175,000	350,000	700,000
George P. Stoe	5,000	0	0	0

(i)
The last three columns show the potential payouts which can be earned under short-term incentive compensation awards based on achievement of specified levels of performance for the twelve-month period ending May 31, 2014.  Payouts of these awards for corporate executives are generally tied to achieving specified levels (threshold, target and maximum) of corporate economic value added and adjusted earnings per share for the twelve-month performance period with each performance measure carrying a 50% weighting. For Mr. Billman, a business unit executive, the corporate earnings per share measure carries a 20% weighting, the Pressure Cylinders business unit operating income carries a 30% weighting and the Pressure Cylinders business unit economic value added carries a 50% weighting.  If the performance level falls between threshold and target or between target and maximum, the award is to be prorated.  If threshold levels are not achieved for any performance measure, no payout will be made.

(ii)
These base salaries become effective September 2013.  George P. Stoe, the other named executive officer of the Registrant for purposes of this Item 5.02, retired as President and Chief Operating Officer of the Registrant effective August 1, 2012, but remained employed as non-executive chairman of the Specialty Cabs business unit.  He retired from that position effective May 31, 2013, but remains employed by the Registrant as an advisor.  He will receive a base salary during fiscal 2014 of $5,000 per month, but will not receive a short-term cash incentive compensation award for the fiscal year ending May 31, 2014.

LTIP Performance Awards to Named Executive Officers.

The Compensation Committee made, effective June 28, 2013, the following long-term cash performance awards and performance share awards to the named executive officers identified below under the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan (the “1997 Long-Term Incentive Plan”) for the three-year performance period ending May 31, 2016.

Cash Performance Awards for the Three-Year Period Ending May 31, 2016:

Name	Threshold ($)	Target ($)	Maximum ($)
John P. McConnell	500,000	1,000,000	2,000,000
B. Andrew Rose	300,000	600,000	1,200,000
Mark A. Russell	300,000	600,000	1,200,000
Virgil L. Winland	115,000	230,000	460,000
Andrew J. Billman	150,000	300,000	600,000

Performance Share Awards for the Three-Year Period Ending May 31, 2016:

	No. of Common Shares
Name	Threshold	Target	Maximum
John P. McConnell	8,500	17,000	34,000
B. Andrew Rose	3,500	7,000	14,000
Mark A. Russell	3,500	7,000	14,000
Virgil L. Winland	1,000	2,000	4,000
Andrew J. Billman	1,500	3,000	6,000

Pay-outs of performance awards are generally tied to achieving specified levels (threshold, target and maximum) of cumulative corporate economic value added for the three-year performance period and earnings per share growth over the performance period, with each performance measure carrying a 50% weighting.  For Mr. Billman, a business unit executive, the corporate earnings per share measure carries a 25% weighting, the corporate economic value added carries a 25% weighting, and the Pressure Cylinders business unit operating income carries a 50% weighting.  If the performance level falls between threshold and target or between target and maximum, the award is prorated.  Performance award pay-outs would generally be made no later than three months following the end of the applicable performance period.  Cash performance awards may be paid in cash, common shares of the Registrant, other property, or any combination thereof, at the sole discretion of the Compensation Committee at the time of payment.  Performance share awards will be paid in common shares of the Registrant.  In general, termination of employment results in termination of awards.  However, if termination is due to death, disability or retirement, a pro rata payout will be made if the performance period will end 24 months or less after termination of employment based on the number of months of employment completed by the named executive officer during the performance period before the effective date of termination, provided that the applicable performance goals are achieved.  No payout will be made if the performance period will end more than 24 months after termination of employment.  Unless the Board specifically provides otherwise, in the event of a change in control of the Registrant, performance awards will be considered to be earned, payable in full, and immediately settled or distributed, if the change in control is followed by specified types of termination of employment within two years of the change in control.

For further information about the 1997 Long-Term Incentive Plan, and the performance awards which may be made to executive officers of the Registrant, please refer to the 1997 Long-Term Incentive Plan (which was filed as Exhibit 10.8 to the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended November 30, 2008 (SEC File No. 1-8399)) and the form of letter evidencing performance awards granted under the 1997 Long-Term Incentive Plan with targets for three-year periods (which is included as Exhibit 10.1 to the Current Report on Form 8-K)).

Stock Option Grants to Named Executive Officers.

The Compensation Committee approved, effective June 28, 2013, the following stock option grants to the named executive officers identified below, with the exercise price of each stock option equal to the $31.10 closing price of the common shares of the Registrant on June 28, 2013.  All of these stock options were granted as non-qualified stock options pursuant to the Worthington Industries, Inc. 2010 Stock Option Plan (the “2010 Stock Option Plan”) and will expire on June 27, 2023, subject to the terms of the 2010 Stock Option Plan in respect of earlier termination or forfeiture.

Name	No. of Common Shares Underlying Stock Options Granted
John P. McConnell	17,000
B. Andrew Rose	9,000
Mark A. Russell	9,000
Virgil L. Winland	3,000
Andrew J. Billman	6,000
George P. Stoe	30,000

Each non-qualified stock option granted effective June 28, 2013, has an expiration date of June 27, 2023 and vests in one-third increments on each annual anniversary of the grant date, becoming fully vested and exercisable on the third anniversary of the grant date (i.e., June 28, 2016), except for the option granted to Mr. Stoe which is to fully vest on June 28, 2014.  If a named executive officer’s employment terminates due to death, disability or retirement, the vested and exercisable portion of the named executive officer’s non-qualified stock option will remain exercisable until the earlier of the expiration date of the non-qualified stock option (June 27, 2023) or the third anniversary of the named executive officer’s termination of employment, and the Compensation Committee may elect, in its sole discretion, to accelerate the vesting of any unvested portion of the non-qualified stock option.  Unless the Compensation Committee otherwise determines, in the event of a change in control (as defined in the 2010 Stock Option Plan), the portion of the non-qualified stock option at that time outstanding will become fully vested and exercisable if the employment of a named executive officer is terminated by the Registrant without cause or by the named executive officer due to an adverse change in his employment terms at any time within the two years following the change in control.  If a named executive officer’s employment terminates other than due to the named executive officer’s death, disability or retirement or following a change in control as described above, any outstanding portion of the non-qualified stock option (whether or not vested) will be forfeited.

For further information about the 2010 Stock Option Plan and the stock options which may be granted thereunder,  please refer to the 2010 Stock Option Plan (which was filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on October 5, 2010 (SEC File No. 1-8399) and the form of Non-Qualified Stock Option Award Agreement to be entered into by the Registrant in order to evidence the grant of non-qualified stock options to executive officers of the Registrant pursuant to the 2010 Stock Option Plan (which is included as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on July 6, 2011 (SEC File No. 1-8399).

Restricted Stock Awards.

The Compensation Committee approved, effective June 28, 2013,  the following restricted stock awards (also referred to as “restricted shares”) to the named executive officers identified below pursuant to the 1997 Long-Term Incentive Plan:

Name	Number of Common Shares Underlying Restricted Stock Award
John P. McConnell	22,000
B. Andrew Rose	11,000
Mark A. Russell	11,000
Virgil Winland	4,000
Andrew J. Billman	5,500
George P. Stoe	5,000

The restricted shares will be held in escrow by the Registrant and may not be sold, gifted, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed.  Subject to continued employment of the named executive officer, the restrictions on the restricted shares will lapse and the restricted shares will become fully vested on the third anniversary of the grant date (i.e., on June 28, 2016) or in the case of Mr. Stoe, the first anniversary of the grant date (June 28, 2014).  Any unvested restricted shares will become fully vested if the named executive officer dies or becomes disabled, as determined by the Compensation Committee.  Upon a change in control (as defined in the 1997 Long-Term Incentive Plan), the restrictions on the restricted shares will lapse and the restricted shares will become fully vested if the named executive officer’s employment is terminated within two years thereafter by the Registrant without cause or by the named executive officer due to an adverse change in his employment terms.  If the named executive officer retires, the Compensation Committee may elect, in its discretion, to accelerate the vesting of all or a portion of the restricted shares of the named executive officer.  If a named executive officer’s employment with the Registrant terminates for any other reason, the restricted shares will be forfeited.  During the time between the grant date and the vesting date of the restricted shares, a named executive officer may exercise full voting rights in respect of the restricted shares and dividends will be accrued and paid in respect of the restricted shares upon the vesting date, if the underlying restricted shares vest.

For further information about these restricted shares, please refer to the 1997 Long-Term Incentive Plan and the forms of Restricted Stock Award Agreement for 2013 entered into by the Registrant in order to evidence the grant of restricted shares to the named executive officers (other than George P. Stoe) effective June 28, 2013 (which is included as Exhibit 10.2 to this Current Report on Form 8-K) and to George P. Stoe effective June 28, 2013 (which is included as Exhibit 10.3 to this Current Report on Form 8-K).

Performance Based Restricted Shares.

The Compensation Committee also granted, effective June 28, 2013, the following awards of restricted shares to the named executive officers identified below pursuant to the 1997 Long-Term Incentive Plan.

Name	Number of Restricted Shares Subject to Award

B. Andrew Rose	180,000
Mark A. Russell	180,000

For further information about the additional awards of restricted shares made to Messrs. Rose and Russell, please refer to the form of Restricted Stock Award Agreement entered into by the Registrant in order to evidence such awards, which form is included as Exhibit 10.3 to this Current Report on Form 8-K.

The restricted shares will be held in escrow by the Registrant and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed.  Subject to continued employment of each named executive officer, restrictions on the restricted shares will lapse and the restricted shares will become fully vested if and when both of the following conditions are met: (a) the closing price of the Registrant’s common shares equals or exceeds $50 per share for 30 consecutive calendar days during the five-year period ending on the fifth anniversary of the grant date (i.e., June 28, 2018) (the “Performance Condition”); and (b) the executive officer has continuously remained an employee of the Registrant or a subsidiary of the Registrant through the third anniversary of the grant date (i.e., June 28, 2016) (the “Time-Based Vesting Condition”).  Upon a change in control (as defined in the 1997 Long-Term Incentive Plan), the restrictions on the restricted shares will lapse and the restricted shares will become fully vested if the named executive officer’s employment is terminated within two years thereafter by the Registrant without cause or by the named executive officer due to an adverse change in the terms of his employment.  Any unvested restricted shares generally are forfeited if the named executive officer terminates employment due to death or disability as determined by the Compensation Committee but (i) the Compensation Committee, in its sole discretion, may cause all or a portion of the restricted shares to vest as of the date of termination due to death or disability, as determined by the Compensation Committee; and (ii) the Compensation Committee will cause all of the restricted shares to vest as of the date of termination due to death or disability, as determined by the Compensation Committee, if the Performance Condition has been met, but not the Time-Based Vesting Condition.  In addition, if the Registrant terminates the named executive officer’s employment without “cause” (as defined in the award agreement) after the Performance Condition has been met, but before the Time-Based Vesting Condition has been met, the restricted shares will fully vest as of the date of such termination of employment.  If a named executive officer’s employment with the Registrant terminates for any other reason, the restricted shares will be forfeited.  During the time between the grant date and the vesting date of the restricted shares, the named executive officer may exercise full voting rights in respect of the restricted shares and dividends will be accrued and paid in respect of the restricted shares upon the vesting date, if the underlying restricted shares vest.  The restricted shares will be forfeited five years from the effective date of the award (i.e., on June 28, 2018) to the extent that the restrictions thereon have not lapsed.  The named executive officers must hold the restricted shares following vesting for the longer of (a) five years after the grant date, or (b) two years after vesting.

Item 9.01.                      Financial Statements and Exhibits.

(a)-(c) Not applicable.

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
10.1
Form of letter evidencing performance awards granted under the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan with targets for three-year periods ending on or after May 31, 2015.

10.2
Form of Notice of Grant and Restricted Stock Award Agreement entered into by the Registrant in order to evidence the grant for 2013, effective as of June 28, 2013, of restricted common shares, which will vest on the third anniversary of the grant date, pursuant to the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan.

10.3
Form of Notice of Grant and Restricted Stock Award Agreement entered into by the Registrant with George P. Stoe, in order to evidence the grant, effective as of June 28, 2013, of restricted common shares, which will vest in one year, pursuant to the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan.

10.4
Form of Notice of Grant and Restricted Stock Award Agreement entered into by the Registrant with each of B. Andrew Rose and Mark A. Russell in order to evidence the grant, effective as of June 28, 2013, of 180,000 performance based restricted common shares pursuant to the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan.

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for Fourth Quarter of Fiscal 2013 (Fiscal Quarter ended May 31, 2013), held on June 27, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: July 2, 2013
	By:	/s/Dale T. Brinkman
Dale T. Brinkman, Vice President-
Administration, General Counsel & Secretary